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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  April 4, 2001
                                                           ---------------------

                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


              000-27941                                87-0591719
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      (Commission File Number)             (IRS Employer Identification No.)


  754 East Technology Avenue, Orem, Utah                  84097
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 (Address of Principal Executive Offices)              (Zip Code)


                                  801.227.0004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

On April 4, 2001, the registrant engaged Richard A. Eisner & Company, LLP as its independent auditor concurrent with its termination of Grant Thornton, LLP. The registrant's Board of Directors approved the engagement of Richard A. Eisner & Company as its independent auditors with respect to the registrant's fiscal year ending June 30, 2001. Grant Thornton was retained on an interim basis to replace KPMG, LLP. KMPG was previously terminated as more fully described in the Company's Form 8-K filed with the Securities and Exchange Commission on January 22, 2001.

Effective upon the appointment of Richard A. Eisner & Company, LLP, the registrant, with the authorization of its board of directors, dismissed Grant Thornton, LLP which had served as the registrant's independent accountants since January 22, 2001. Grant Thornton reviewed the registrant's financial statements for the quarter ended December 31, 2000, but did not issued any reports on the financial statements for the registrant. The registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Grant Thornton with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

During the most recent fiscal year and through April 4, 2001, the registrant had not consulted with Richard A. Einser & Company, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Richard A. Eisner & Company, LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation  S-K, or a reportable  event,  as that term is defined in
Item 304 (a) (1) (v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable.
                  -------------------------------


         (c)      Exhibits:
                  --------

                  16.1 Letter from Grant Thornton to Securities and Exchange Commission dated April [ ], 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Netgateway, Inc.


Date: April 4, 2001           By: /s/  Frank C. Heyman
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                                        Frank C. Heyman, Chief Financial Officer